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                                 EXHIBIT 10.25

                MEMORANDUM OF SECURITY AGREEMENT BY AND BETWEEN
                   THE REGISTRANT AND CORESTATES BANK, N.A.
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                       MEMORANDUM OF SECURITY AGREEMENT


     This Memorandum of Security Agreement, dated as of August 15, 1996, is made by RYKA INC., a Delaware corporation with an address at 555 South Henderson Road, King Of Prussia, Pennsylvania 19406 ("Grantor"), in favor of CORESTATES BANK, N.A., a national banking association with an address at 1345 Chestnut Street, Philadelphia, PA 19107 ("Grantee").

     WHEREAS, Grantor is the owner of the trademark listed on Schedule "A" attached hereto (, the "Mark"); and

     WHEREAS, under a certain Security Agreement (Accounts, Inventory and Equipment) dated the date hereof between Grantor and Grantee, Grantor has granted to Grantee a security interest in certain of its assets (including the Mark and the goodwill association therewith) to secure the payment and performance of a certain liabilities and obligations owing by the Grantor to the Grantee; and

     WHEREAS, Grantor and Grantee by this instrument seek to confirm and make a record of the grant of a security interest in the Mark and the goodwill associated therewith;

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor does hereby acknowledge that it has granted to Grantee a first security interest in, to and under (1) the Mark and the goodwill associates therewith, and (2) the rights, interests, and benefits of the foregoing, including without limitation any claim of the foregoing, including without limitation any claim of the Grantor against any third party for past, present and future infringement or dilution of the Mark, or for injury to the goodwill associated with the Mark.

     Grantor also acknowledges and confirms that the rights and remedies of Grantee with respect to the security interests in the Mark granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference.

     IN WITNESS WHEREOF, Grantor has caused this Memorandum of Security Agreement to be duly executed by its proper corporate officers thereunto duly authorized as of the date first written above.

Attest:                                           RYKA INC.

By  [SIGNATURE ILLEGIBLE]                         By   /s/ Steven Wolf
  ----------------------------------                ----------------------------
                            Title                      Steven Wolf    VP CFO
                                                    ----------------------------
                                                       Print Name and Title

     Subscribed and sworn to before me this 15th day of August, 1996
                                            ----        -------


/s/ Patricia McCauley
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   Notary Public

My Commission Expires:

[Seal]
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                                  SCHEDULE A
                                      TO
                       MEMORANDUM OF SECURITY AGREEMENT
                          dated as of August 15, 1996
               by RYKA INC., a Delaware corporation ("Grantor"),
                       in favor of CORESTATES BANK, N.A.


THE MARK IS IDENTIFIED AS FOLOWS:

MARK:                         REGISTRATION #:
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Ryka                          #1,616,804

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